Exhibit 21
SUBSIDIARIES OF THE REGISTRANT
Americrown Service Corporation,
a Delaware Corporation
ASC Holdings, Inc.
a Kansas Corporation
ASC Promotions, Inc.
a Florida Corporation
The California Speedway Corporation
A Delaware Corporation
d/b/a Auto Club Speedway of Southern California
Chicago Holdings, Inc.
a Nevada Corporation
Darlington Raceway of South Carolina, LLC
a Delaware Limited Liability Company
Daytona International Speedway, LLC
a Delaware Limited Liability Company
Event Equipment Leasing, Inc.
a Florida Corporation
Event Support Corporation
a Florida Corporation
Great Western Sports, Inc.
an Arizona Corporation,
HBP, INC.
a Delaware Corporation
Homestead-Miami Speedway, LLC
a Delaware LLC
d/b/a Homestead-Miami Speedway
International Speedway, Inc.
a Delaware corporation
ISC.Com, LLC
a Delaware Limited Liability Company
ISC Properties, Inc.
a Florida Corporation
Kansas Speedway Corporation
a Kansas Corporation

Kansas Speedway Development Corp.
a Kansas Corporation
Leisure Entertainment of Florida, Inc.
a Delaware Corporation
Martinsville International, Inc.
a Delaware Corporation
Miami Speedway Corp.,
a Nevada Corporation
Michigan International Speedway, Inc.,
a Michigan Corporation
d/b/a Michigan Speedway
Motor Racing Network, Inc.,
a Florida Corporation
Motorsports Acceptance Corporation
a Delaware corporation
The Motorsports Alliance, LLC,
a Delaware LLC
New York International Speedway Corporation,
a Delaware Corporation
North American Motorsports Holdings, Inc.
a Canadian Corporation
North American Testing Company
a Florida Corporation
Pennsylvania International Raceway, Inc.,
a Pennsylvania Corporation
d/b/a Nazareth Speedway
Phoenix Speedway Corp.,
a Delaware Corporation
d/b/a/ Phoenix International Raceway
Raceway Associates, LLC
a Delaware LLC
RacingOne Multimedia, Inc.
a Florida Corporation
Richmond International Raceway, Inc.,
a Delaware Corporation
Rocky Mountain Speedway Corporation,
a Colorado Corporation
Route 66 Raceway, L.L.C.
a Delaware Limited Liability Company

Shoreline Entertainment Holdings, Inc.
a Nevada Corporation
SMISC, LLC
a Delaware Limited Liability Company
Stock-Car Montreal, Inc.
a Canadian Corporation
Southeastern Hay & Nursery, Inc.
a Florida Corporation
Talladega Superspeedway, LLC
a Delaware LLC
Watkins Glen International, Inc.,
a Delaware Corporation
d/b/a Watkins Glen International
380 Development, LLC
a Delaware LLC

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